EXHIBIT 10.105


                                                                  EXECUTION COPY

          WAIVER AND FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENTS

Reference is made to the Securities Purchase Agreements dated as of December 23, 1998 (the "SPA") between the Companies (the "Companies"), and Massachusetts Mutual Life Insurance Company, MassMutual Corporate Investors, MassMutual Participation Investors, MassMutual Corporate Value Partners Limited, National City Venture Corporation, and Great Lakes Capital Investments I L.L.C. (together, the "Holders").

WHEREAS, Events of Default exist under the Sections 14.7(a)(ii) and 14.7(b)(ii) of the SPA; and

WHEREAS, the Companies and the Holders are desirous of waiving the existing Events of Default and amending the SPA on the terms and conditions set forth below.

NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the SPA and herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Companies and the Holders agree as follows:

1. Section 14.7(a)(ii) of the SPA is amended by replacing the dollar limits for the four consecutive fiscal quarter periods ending, respectively, on March 31, 2000, June 30, 2000, September 30, 2000, and December 31, 2000 with the minimum amount figures set forth below:

                         ---------------------------------- --------------------
                         Period of Four Consecutive
                         Fiscal Quarters Ending             Minimum Amount
                         ---------------------------------- --------------------
                         March 31, 2000                     $18,270,000
                         ---------------------------------- --------------------
                         June 30, 2000                      $18,990,000
                         ---------------------------------- --------------------
                         September 30, 2000                 $20,250,000
                         ---------------------------------- --------------------
                         December 31, 2000                  $23,670,000
                         ---------------------------------- --------------------

2. Section 14.7(b)(ii) of the SPA is amended by replacing the minimum ratios for the four consecutive fiscal quarter periods ending, respectively, on March 31, 2000, June 30, 2000, September 30, 2000, and December 31, 2000 with the minimum ratios set forth below:

                         ---------------------------------- --------------------
                         Period of Four Consecutive
                         Fiscal Quarters Ending             Minimum Ratio
                         ---------------------------------- --------------------
                         March 31, 2000                     0.90 to 1.00
                         ---------------------------------- --------------------
                         June 30, 2000                      1.00 to 1.00
                         ---------------------------------- --------------------
                         September 30, 2000                 1.10 to 1.00
                         ---------------------------------- --------------------
                         December 31, 2000                  1.55 to 1.00
                         ---------------------------------- --------------------

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3.       The definition of "Consolidated EBITDA" in Section 15.1 of the SPA is
         amended by inserting, immediately prior to the period at the end of the defined term that includes the definition of "Consolidated EBITDA" the following:
                  "provided further, that in determining Consolidated EBITDA, the Companies will be permitted to add back during the 'Permitted Testing Periods' (as defined below), the 'Restructuring Charges' as defined on the attached Schedule II, up to an aggregate amount of $4,100,000 for costs incurred from the period beginning January 1, 2000 through December 31, 2001. The term `Permitted Testing Periods' shall mean the four fiscal quarters of the Companies beginning with and including the fiscal quarter in which the actual Restructuring Charge is incurred and ending with and including the next three fiscal quarters thereafter."

4.       The Events of Default currently existing under Section 14.7(a)(ii) and
         Section 14.7(b)(ii) of the SPA are hereby waived.

5. The effectiveness of this Waiver and First Amendment is expressly subject to the following conditions:

         (a) The Companies shall have executed and delivered this Waiver and First Amendment to the Holders;

         (b) All proceedings taken in connection with the transactions contemplated by this Waiver and First Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to the Holders;

         (c) No Default or Event of Default other than the Events of Default waived hereby shall have occurred and be continuing;

         (d) The accuracy of the representations and warranties set forth in Section 7 below;

         (e) The Companies shall have paid an amendment fee in the amount of $50,000, such fee to be paid pro rata to the Holders; and

         (f) The Senior Loan Agreement shall have been amended in a manner satisfactory to the Holders.

6. The capitalized terms used herein shall have the respective meanings specified in the SPA unless otherwise defined herein or if the context shall otherwise require.

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7.       To induce the Holders to enter into this Waiver and First Amendment, the Companies represent and warrant to the Holders that the execution, delivery, and performance of this Waiver and First Amendment has been duly authorized by all requisite corporate action on the part of each of the Companies and that this Waiver and First Amendment has been duly executed and delivered by the Companies.

8. Except as expressly modified herein, the terms and conditions of the SPA are hereby ratified, confirmed and approved in all respects.

9.       This document shall be dated as of January 28, 2000.

ACCEPTED AND AGREED TO:


MASSACHUSETTS MUTUAL LIFE               MASSMUTUAL CORPORATE VALUE
INSURANCE COMPANY                       PARTNERS LIMITED
By:  David L. Babson and Company        By:  David L. Babson and Company
Incorporated, its Investment Manager    Incorporated, under delegated authority
                                        from Massachusetts Mutual Life Insurance
                                        Company, its Investment Adviser



/s/ Michael L. Klofas                   /s/ Michael L. Klofas
------------------------------------    ----------------------------------------
By:  Michael L. Klofas                  By:  Michael L. Klofas
Its:  Managing Director                 Its:  Managing Director

MASSMUTUAL CORPORATE                    MASSMUTUAL PARTICIPATION
INVESTORS                               INVESTORS



/s/ Michael L. Klofas                   /s/ Michael L. Klofas
------------------------------------    ----------------------------------------
By:  Michael L. Klofas                  By:  Michael L. Klofas
Its:  Managing Director                 Its:  Managing Director

NATIONAL CITY VENTURE                   GREAT LAKES CAPITAL
CORPORATION                             INVESTMENTS I, L.L.C.



/s/ Richard J. Martinko                 /s/ Richard J. Martinko
------------------------------------    ----------------------------------------
By:  Richard J. Martinko                By:  Richard J. Martinko
Its:  Managing Director                 Its:  Member

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LUND INDUSTRIAL HOLDINGS, INC.          LUND INDUSTRIES, INCORPORATED



/s/ Edmund J. Schwartz                  /s/ Edmund J. Schwartz
------------------------------------    ----------------------------------------
By:  Edmund J. Schwartz                 By:  Edmund J. Schwartz
Its:  Chief Financial Officer           Its:  Chief Financial Officer

DFM CORP.                               AUTO VENTSHADE COMPANY



/s/ Edmund J. Schwartz                  /s/ Edmund J. Schwartz
------------------------------------    ----------------------------------------
By:  Edmund J. Schwartz                 By:  Edmund J. Schwartz
Its:  Chief Financial Officer           Its:  Chief Financial Officer

DEFLECTA-SHIELD CORPORATION             SMITTYBILT, INC.



/s/ Edmund J. Schwartz                  /s/ Edmund J. Schwartz
------------------------------------    ----------------------------------------
By:  Edmund J. Schwartz                 By:  Edmund J. Schwartz
Its:  Chief Financial Officer           Its:  Chief Financial Officer

BELMORE AUTOTRON CORP.


/s/ Edmund J. Schwartz
------------------------------------
By:  Edmund J. Schwartz
Its:  Chief Financial Officer

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